SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.    )

Filed by the registrant [X]
Filed by a party other than the registrant |_|

Check the appropriate box:
|_|  Preliminary proxy statement
[X] Definitive proxy statement |_| Definitive additional materials |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           PHSB Financial Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
  [X]   No fee required
  [ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1) Title of each class of securities to which transaction applies:
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        (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
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         (5) Total fee paid:
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  [ ] Fee paid previously with preliminary materials.

  [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
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         (2) Form, Schedule or Registration Statement No.:
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         (3) Filing Party:
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         (4) Date Filed:
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



                           PHSB FINANCIAL CORPORATION





March 22, 2004


To Our Stockholders:

         We are pleased to invite you to the Annual Meeting of Stockholders of PHSB Financial Corporation (the "Company") to be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, April 22, 2004 at 9:00 a.m., local time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Directors and officers of the Company, as well as a representative of S.R. Snodgrass, A.C., Certified Public Accountants, will be present to respond to any questions you may have.

         You will be asked to elect two directors and to ratify the appointment of S.R. Snodgrass, A.C., as the Company's independent accountants for the fiscal year ended December 31, 2004. The Board of Directors has unanimously approved each of these proposals and recommends that you vote FOR them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Meeting. Additionally, if you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                         Sincerely yours,


                                         /s/James P. Wetzel, Jr.
                                         -------------------------------------
                                         James P. Wetzel, Jr.
                                         President and Chief Executive Officer

--------------------------------------------------------------------------------
                           PHSB FINANCIAL CORPORATION
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 22, 2004
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of PHSB Financial Corporation (the "Company"), will be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, April 22, 2004 at 9:00 a.m., local time, for the following purposes:

1.       To elect two directors of the Company; and

2. To ratify the appointment of S.R. Snodgrass, A.C. as independent accountants of the Company for the fiscal year ending December 31, 2004;

all as set forth in the Proxy Statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors is not aware of any other business to come before the Meeting. Stockholders of record at the close of business on March 5, 2004 are the stockholders entitled to vote at the Meeting and any adjournments thereof.

         A copy of the Company's Annual Report for the year ended December 31, 2003 is enclosed.

         YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/John M. Rowse
                                              ----------------------------------
                                              John M. Rowse
                                              Secretary
Beaver Falls, Pennsylvania
March 22, 2004

--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                           PHSB FINANCIAL CORPORATION
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of PHSB Financial Corporation (the "Company") to be used at the Annual Meeting of Stockholders which will be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, April 22, 2004, at 9:00 a.m., local time (the "Meeting"). The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are being first mailed to stockholders on or about March 22, 2004. The Company is the parent company of Peoples Home Savings Bank (the "Bank"). The Company was formed as a corporation chartered under the laws of the Commonwealth of Pennsylvania in August 2001 at the direction of the Bank to acquire all of the outstanding stock of the Bank issued in connection with the Bank's plan of conversion and reorganization from the mutual holding company form of organization to a full stock corporation.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of two directors named in Proposal 1, (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting (including any adjournments). Your proxy may be revoked at any time prior to being voted by: (i) filing with the Corporate Secretary of the Company (John M. Rowse, 744 Shenango Road, Beaver Falls, Pennsylvania 15010) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on March 5, 2004 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 2,903,353 shares of the Common Stock. Each stockholder of record on the record date is entitled to one vote for each share held.

         The Articles of Incorporation of the Company (the "Articles of Incorporation") provides that, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. Beneficial ownership is determined pursuant to the definition in the Articles of Incorporation and includes shares beneficially owned by such person or any of his or her affiliates (as such terms are defined in the Articles of Incorporation), or which such person or any of his or her affiliates has the right to acquire upon the exercise of conversion rights or options and shares as to which such person or any of his or her affiliates or associates have or share investment or voting power, but neither any employee stock ownership or similar plan of the Company or any subsidiary, nor any trustee with respect thereto or any affiliate of such trustee (solely by reason of such capacity of such trustee), shall be deemed, for purposes of the Articles of Incorporation, to beneficially own any Common Stock held under any such plan.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit) is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non- Votes") will not be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, the proxy being provided by the Board enables a stockholder to vote for the election of the nominees as submitted as Proposal 1, proposed by the Board, or to withhold authority to vote for the nominees being proposed. Directors are elected by a plurality of votes of the shares present in person or represented by proxy at a meeting and entitled to vote in the election of directors.

         As to the ratification of the independent auditors, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Proposal 2 and any other matters shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.

                                                               Percent of Shares
                                         Amount and Nature of   of Common Stock
Name and Address of Beneficial Owner     Beneficial Ownership   Outstanding(%)
------------------------------------     --------------------   --------------

Peoples Home Savings Bank
Employee Stock Ownership Plan ("ESOP")
744 Shenango Road
Beaver Falls, Pennsylvania 15010 (1)            296,793               10.2%

Sandler O'Neill Asset Management LLC
780 Third Avenue, 30th Floor
New York, New York 10017                        180,300                6.2%

--------------
(1) The ESOP purchased such shares for the exclusive benefit of plan participants with funds borrowed from the Company. These shares are held in a suspense account and will be allocated among ESOP participants annually on the basis of compensation as the ESOP debt is repaid. The Bank's board of directors (the "Bank's Board") has appointed a committee consisting of directors John C. Kelly and John M. Rowse to serve as the ESOP administrative committee ("ESOP Committee") and to serve as the ESOP Trustees ("ESOP Trustees"). The ESOP Committee or the board instructs the ESOP Trustees regarding investment of ESOP plan assets. The ESOP Trustees must vote all shares allocated to participants accounts under the ESOP as directed by participants. Unallocated shares and shares for which no timely voting director is received, will be voted by the ESOP Trustee as directed by the Bank's Board or the ESOP Committee. As of the record date, 106,034 shares have been allocated under the ESOP to participant accounts.

--------------------------------------------------------------------------------
                       PROPOSAL I - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Articles of Incorporation requires that the Board of Directors be divided into three classes. The directors are elected by the stockholders of the Company for staggered three-year terms, or until their successors are elected and qualified. The Board of Directors currently consists of seven members, each of whom serve as a director of the Company and the Bank. Two directors will be elected at the Meeting to serve for a three-year term or until a successor has been elected and qualified.

         Douglas K. Brooks and Emlyn Charles (the "Nominees") have been nominated by the Board of Directors to serve for a term of three years. The Nominees are currently members of the Board of Directors. The persons named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should either of the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the persons named in the enclosed proxy card to vote for the election of such person as may be recommended to the Board of Directors by the Nominating Committee of the Board. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth information with respect to the Nominees and the other sitting directors, including for each their name, age, the year they first became a director of the Bank or the Company, the expiration date of their current term as a director, and the number and percentage of shares of the Common Stock beneficially owned. Beneficial ownership of executive officers and directors of the Company, as a group, is also shown.

                                                                                            Shares of
                                                                                           Common Stock
                                                   Year First          Current             Beneficially
                                                   Elected or          Term to             Owned as of        Percent
          Name and Title              Age(1)      Appointed(2)          Expire            March 5, 2004      Owned (%)
          --------------              ------      ------------          ------            -------------      ---------
                                          BOARD NOMINEES FOR TERMS TO EXPIRE IN 2007

Douglas K. Brooks, Director             73            1972               2004              45,831(3)(4)         1.5%
Emlyn Charles, Director                 78            1977               2004              35,874(3)(4)         1.2%

                                                DIRECTORS CONTINUING IN OFFICE

Joseph D. Belas, Director               56            2001               2005              40,684(3)(4)         1.4%
Howard B. Lenox, Director               72            1977               2005              54,427(3)(4)         1.9%
James P. Wetzel, Jr.                    59            1986               2005             135,732(4)            4.6%
President, Chief Executive
Officer and Director
John C. Kelly, Director                 73            1973               2006              80,774(3)(4)(5)      2.8%
John M. Rowse, Director                 56            1976               2006              16,580(3)(4)(5)       *

                                         NAMED EXECUTIVE OFFICER WHO IS NOT A DIRECTOR

Richard E. Canonge, Vice                41                                                 69,996(4)            2.4%
President - Finance, Treasurer
and Chief Financial Officer

All Executive Officers and Directors                                                      559,847(6)           18.1%
  as a Group (11 persons)

----------------
*    Less than 1% of the outstanding common stock.
(1)  At December 31, 2003.
(2) Refers to the year the individual first became a director of the Bank, or the predecessor company, PHS Bancorp, Inc.
(3) Excludes 33,440 unvested shares previously awarded but subject to forfeiture held by the Bank's 1998 restricted stock plan and 2002 restricted stock plan over which such directors, as trustees to restricted stock plans exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares.
(4) For all individuals, except for Messrs. Belas, Brooks, Canonge, Kelly, Lenox and Wetzel, the share amounts include 12,689 shares of Common Stock that may be acquired through the exercise of stock options within 60 days of the record date. For Mr. Belas, includes 4,733 shares subject to stock options. For Mr. Brooks, includes 8,367 shares subject to stock options. For Mr. Canonge, includes 43,687 shares subject to stock options. For Mr. Kelly, includes 2,367 shares subject to stock options. For Mr. Lenox, includes 4,733 shares subject to stock options. For Mr. Wetzel, includes 62,926 shares subject to stock options.
(5) Excludes 296,793 shares held by the ESOP over which such directors, as trustees to the ESOP exercise shared voting and investment power. Such individuals serving as trustees disclaim beneficial ownership with respect to such shares.
(6) Includes 207,184 stock options exercisable within 60 days of the record date.


Biographical Information

         The principal occupation during the past five years of each nominee and director of the Company is set forth below.

Nominees for Directors:

         Douglas K. Brooks is retired. Mr. Brooks was previously president and chief administrative officer of John H. Brooks & Sons, Inc. and D&T Brooks, Inc., both located in Beaver Falls, Pennsylvania.

         Emlyn Charles is retired. Mr. Charles was previously president of P.M. Moore Company located in Aliquippa, Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Joseph D. Belas is retired. Previously, Mr. Belas was Senior Vice President of Economy Savings Bank, Aliquippa, Pennsylvania.

         Howard B. Lenox is retired. Mr. Lenox was previously a manager and a former partner of ComputerLand of Beaver, Pennsylvania.

         James P. Wetzel, Jr., is President and Chief Executive Officer of the Company.

         John C. Kelly is the manager and owner of Kelly's, Beaver Falls, Pennsylvania, a hardware, paint and gasoline retailer.

         John  M.  Rowse  is  a  pharmacist  at  the  Medical  Center,   Beaver,
Pennsylvania.

Executive Officers

         Richard E. Canonge is Vice President-Finance, Treasurer and Chief Financial Officer of the Company and Bank.

         David E. Ault, 56, is Vice President-Community Banking Officer in charge of community banking and Assistant Secretary of the Company.

         Joseph R. Pollock, III, 47, is Vice President-Lending of the Bank.

         Paul W. Jewell, 58, is Vice President-Human Resources and Business Development of the Bank.

Meetings and Committees of the Board of Directors

         During the year ended December 31, 2003, the Board of Directors of the Company met seventeen times and the Board of Directors of the Bank met thirty-four times. During the year ended December 31, 2003, no director attended fewer than 75% of the total meetings of the Board of Directors of the Company and the Bank and committees on which such director served. In addition to other committees, the Company had a Nominating Committee, a Salary (Compensation) Committee, and an Audit Committee.

         The Salary (Compensation) Committee consists of Directors Belas, Brooks (Chairman), Charles, Kelly, Lenox and Rowse. The Committee meets at least annually to review the performance and remuneration of the officers and employees of the Company. The Committee met two times during the year ended December 31, 2003.

         The Audit Committee is comprised of the non-employee directors Belas, Brooks, Charles, Lenox, Kelly and Rowse. The Audit Committee meets with the Company's independent certified public accountants to review the results of the annual audit and other related matters. The Board of Directors has determined that each of the members of the Audit Committee satisfy the requirements of the Nasdaq Stock Market as to independence, financial literacy and experience. Mr. Belas has been determined to be the Audit Committee financial expert, as defined by the Securities and Exchange Commission. The responsibilities of the members of the Audit Committee are set forth in the charter of the Audit Committee. The Audit Committee is a standing committee and, among other matters, is responsible for developing and maintaining the Company's audit program. The full text of the Charter of the Audit Committee is attached as Appendix A to this proxy statement.

         In addition to regularly scheduled meetings, the Audit Committee is available either as a group or individually to discuss any matters that might affect the financial statements, internal controls or other financial aspects of the operations of the Company. The Audit Committee met five times during the year ended December 31, 2003.

Audit Committee Report

         Review of Audited Financial Statements with Management.

         The Audit Committee reviewed and discussed the audited financial statements for the year ended December 31, 2003 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant.

         The Audit Committee discussed with S.R. Snodgrass, A.C. ("Snodgrass"), the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Snodgrass required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Snodgrass its independence.

         Recommendation that Financial Statements be Included in Annual Report.

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

         Audit Committee:
         Joseph D. Belas, Chairman
         Emlyn Charles
         Douglas K. Brooks
         Howard B. Lenox
         John C. Kelly
         John M. Rowse

Principal Accounting Firm Fees

         Audit Fees. The aggregate fees billed by Snodgrass for professional services rendered for the audit of the Company's consolidated annual financial statements and for the review of the consolidated financial statements included in the Company's quarterly reports on Forms 10-Q for the fiscal years ended December 31, 2003 and 2002 were approximately $55,000 and $52,000, respectively.

         Audit Related Fees. There were no fees billed by Snodgrass for assurance and related services related to the audit of the consolidated annual financial statements or to the review of the quarterly financial statements for the years ended December 31, 2003 and 2002.

         Tax Fees. The aggregate fees billed by Snodgrass for professional services rendered for tax compliance, tax advice or tax planning for the years ended December 31, 2003 and 2002 were $10,300 and $14,550, respectively.

         All Other Fees. The aggregate fees billed by Snodgrass for professional services rendered for services or products other than those listed under the captions "Audit Fees," "Audit-Related Fees," and "Tax Fees" for the years ended December 31, 2003 and 2002 were $1,250 and $0, respectively, and consisted of assisting management with branch employee internal control interviews.

         All of the services listed above for 2003 and 2002 were approved by the audit committee prior to the service being rendered.

Director Nomination Process

         The Nominating Committee consists of Directors Belas, Lenox, and Kelly. The Nominating Committee, which is not a standing committee, met one time during the year ended December 31, 2003. As defined by Nasdaq, each member of the committee is an independent director. The responsibilities of the members of the Nominating Committee are set forth in a charter, a copy of which is attached hereto as Appendix B.

         The Company does not currently pay fees to any third party to identify or evaluate or assist in identifying or evaluating potential nominees. The Committee's process for identifying and evaluating potential nominees includes soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Peoples Home Savings Bank. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the Committee's nominees for election. There is no difference in the manner in which the Committee evaluates persons recommended by directors or officers and persons recommended by stockholders in selecting Board nominees.

         To be considered in the Committee's selection of Board nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered. The Committee believes potential directors should be knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

Stockholder Communications

         The Board of Directors does not have a formal process for stockholders to send communications to the Board. In view of the infrequency of stockholder communications to the Board of Directors, the Board does not believe that a formal process is necessary. Written communications received by the Company from stockholders are shared with the full Board no later than the next regularly scheduled Board meeting. The Board encourages, but does not require, directors to attend the annual meeting of stockholders. All of the Board's members attended the 2003 annual meeting of stockholders.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

         Director Compensation. Non-employee members of Board of Directors of the Bank were paid an annual retainer of $21,050 during the year ended December 31, 2003 and are permitted 10 paid excused absences. Members of the Board's committees receive $100 per meeting attended. Non-employee directors received an annual retainer of $5,100 for their service on the Board of the Company. For the year ended December 31, 2003, total fees paid by the Bank to directors were approximately $156,790, including dividend equivalents paid on stock options and dividends paid on unvested shares of restricted stock.

         The Company sponsors a Trustees Retirement Plan ("TRP") to provide retirement benefits to directors (formerly trustees in mutual form) of the Company who are not officers or employees ("Outside Trustees"). Any director who has served as an Outside Trustee is a participant in the TRP and payments under the TRP commence once the Outside Trustee ceases being a director of the Company. The TRP provides a retirement benefit based on the number of years of service to the Company. Outside Trustees receive 70% of the final average Board compensation (as defined in the TRP) for a period of 120 months following retirement (after not less than 15 years of Board service) or upon a termination of service following a change in control of the Company. Retired Director Earl
F. Klear received a lump sum distribution under the TRP in the amount of $87,586 on February 13, 2003.

         Stock Awards. Directors have previously received grants of options and restricted stock under the PHSB Financial Corporation 1998 Stock Option Plan and 2002 Stock Option Plan and the Peoples Home Savings Bank 1998 Restricted Stock Plan and 2002 Restricted Stock Plan. There were no new awards made during the year ended December 31, 2003.

Executive Compensation

         The following table sets forth the cash and non-cash compensation awarded or earned by the named executive officers. Except as set forth below, no other executive officer of the Company had salaries and bonuses during the year ended December 31, 2003 which exceeded $100,000.

                                         Annual Compensation                       Long Term Compensation Awards
                                         -------------------                       -----------------------------
                                                                                       Securities
                            Fiscal                                Restricted Stock     Underlying        All Other
Name and Principal           Year      Salary($)     Bonus($)       Award(s) ($)    Options/SARs(#)  Compensation ($)
------------------           ----      ---------     --------       ------------    ---------------  ----------------
Position
--------

James P. Wetzel, Jr.         2003     $203,710       $25,502               -                   -          $80,457(4)
President and Chief          2002      185,325        17,650         204,732(1)           31,100(3)        58,351
  Executive Officer          2001      170,750        15,450               -                   -           41,561

Richard E. Canonge           2003     $124,429       $ 5,475               -                   -          $52,213(5)
Vice President and           2002     $115,922             -         153,549(2)           23,000(3)        35,620
Chief Financial Officer      2001     $104,355             -               -                   -           26,437

---------------
(1) Represents awards of 13,200 shares of Common Stock under the 2002 RSP based upon the value of such stock of $15.51 per share as of the date of such award. As of December 31, 2003, value of unvested shares of restricted stock (4,400 shares) was $21.50 per share or $94,600 in the aggregate. Such stock awards become non-forfeitable at the rate of 4,400 shares per year commencing on December 23, 2002. Dividends are paid for all shares awarded.
(2) Represents awards of 9,900 shares of Common Stock under the 2002 RSP based upon the value of such stock of $15.51 per share as of the date of such award. As of December 31, 2003, value of unvested shares of restricted stock (3,300 shares) was $21.50 per share or $70,950 in the aggregate. Such stock awards become non-forfeitable at the rate of 3,300 shares per year commencing on December 23, 2002. Dividends are paid for all shares awarded.
(3) Represents award of options exercisable at the rate of 50% per year commencing on December 23, 2002. The exercise price equals the market value of common stock on the date of grant of $15.51.
(4) For 2003, represents $8,000 of employer contributions to the Company's 401(k) profit sharing plan, $6,292 of dividend equivalents paid on stock options, $7,921 of dividends paid on unvested shares of restricted stock and 2,709 shares allocated under the ESOP, at an average cost of $21.50 per share. At December 31, 2003, the market value of such ESOP shares was
     approximately   $58,244.
(5) For 2003, represents $5,612 of employer contributions to the Company's 401(k) profit sharing plan, $4,369 of dividend equivalents paid on stock options, $5,940 of dividends paid on unvested shares of restricted stock and 1,688 shares allocated under the ESOP, at an average cost of $21.50 per share. At December 31, 2003, the market value of such ESOP shares was approximately $36,292.

         Stock Awards. The following table sets forth information with respect to previously awarded stock options to the named executive officers. The Company has not granted to the named executive officers any stock appreciation rights.

                             Aggregated Option in Last Fiscal Year, and FY-End Option Values
                             ---------------------------------------------------------------
                                                                       Number of Securities
                                                                      Underlying Unexercised         Value of Unexercised
                                                                            Options at               In-The-Money Options
                       Shares Acquired                                      FY-End (#)                   at FY-End ($)
Name                   on Exercise (#)     Value Realized($)(1)     Exercisable/Unexercisable      Exercisable/Unexercisable
----                   ---------------     --------------------     -------------------------      -------------------------
James P. Wetzel, Jr.          -                       -                      62,926/0                   $577,652(1) / -
Richard E. Canonge            -                       -                      43,687/0                   $391,806(1) / -

--------------
(1) Based upon exercise prices of $9.22 and $15.51 per share and the closing stock price of $21.50 at December 31, 2003.

Other Benefits

         Employment Agreements. The Bank entered into separate three-year employment agreements with Messrs. Wetzel and Canonge. The agreements provide that these individuals may be terminated by the Bank for "just cause" as defined in the agreements. If the Bank terminates these individuals without just cause, they will be entitled to a continuation of salary from the date of termination through the remaining term of the agreement. The employment agreements also contain a provision stating that in the event of involuntary termination of employment in connection with any change in control of the Bank or the Company, these individuals will be paid a lump sum amount equal to 2.999 times their prior five year annual average taxable compensation. In the event of a change of control as of December 31, 2003, Messrs. Wetzel and Canonge would have received approximately $718,895 and $435,498, respectively.

         Supplemental Executive Retirement Plan ("SERP"). Effective January 1, 1995, the Bank adopted an unfunded SERP for the benefit of Mr. Wetzel, Jr. The targeted level of retirement benefits under the SERP are calculated as 2.25% of the final average compensation (as defined in the SERP) times years of service, reduced by payments under the Bank's defined benefit pension plan. Benefits payable prior to age 65 are reduced by 2.5% for each year of payment prior to age 65. The SERP provides that the Company will pay the benefits under the SERP for a period of 120 months. Benefits under the SERP are immediately payable upon death or disability of the participant, or upon the termination of the participant (other than for cause), after obtaining age 55. For the year ended December 31, 2003, Mr. Wetzel had an accrued SERP benefit of approximately $252,172 and such benefit under the SERP was vested.

Compensation Committee Report on Executive Compensation

         The  Compensation   Committee  (the   "Committee")  has  furnished  the
following report on executive compensation:

         Under the supervision of the Board of Directors, the Company has developed and implemented compensation policies, plans and programs which seek to enhance the profitability of the Company, and thus shareholder value, by aligning closely the financial interests of the Company's employees, including its Chief Executive Officer ("CEO") and other senior management, with the interests of its shareholders. With regard to compensation actions affecting the CEO or executive officers, all of the non-employee members of the Board of Directors acted as the approving body.

         The executive compensation program of the Company is designed to:

          o Motivate the executive officers to pursue the enhancement of shareholder value.

          o Provide compensation opportunities that are comparable to other leading companies, allowing the Company to compete for and retain quality, dedicated executives who are critical to the Company's long term success; and

          o Align the interests of executives with the long-term interests of shareholders through award opportunities that can result in ownership of Common Stock.

         At present, the executive compensation program is comprised of salary, annual cash incentive opportunities, long-term incentive opportunities in the form of stock options, and miscellaneous benefits typically offered to executives in comparable corporations. The Committee considers the total compensation (earned or potentially available) in establishing each element of compensation so that total compensation paid is competitive with the marketplace, based on a published compensation survey of salary competitiveness of other financial institutions.

         2003 Compensation for the CEO: Mr. Wetzel served as President and Chief Executive Officer since January 1986. In arriving at its recommendations for his salary for the year ending December 31,

2003, the Committee considered the overall profitability of the Company during the past year in addition to the other criteria mentioned above.

         Compensation Committee:
         Douglas K. Brooks, Chairman
         Joseph D. Belas
         Emlyn Charles
         John C. Kelly
         Howard B. Lenox
         John M. Rowse

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------

         Set forth below is a stock performance graph comparing the cumulative total return on the Company's common stock with (a) the cumulative total shareholder return on stocks included in the Nasdaq Stock Market index and (b) the cumulative total shareholder return on stocks included in the Nasdaq Bank index, as prepared for Nasdaq by the Center for Research in Securities Prices ("CRSP") at the University of Chicago. All three investment comparisons assume the investment of $1,000 as of December 20, 2001 (the date the Company completed its second-step conversion) and assume the reinvestment of dividends. The cumulative total return for the Company's stock is based on the initial public offering price of $10.00 per share for the offering completed on December 20, 2001.

                               [GRAPHIC OMITTED]

====================================================================
                        12/20/01    12/31/01    12/31/02    12/31/03
--------------------------------------------------------------------
Nasdaq U.S.               $1,000      $1,015      $  702      $1,050
--------------------------------------------------------------------
Nasdaq Bank                1,000       1,008       1,032       1,327
--------------------------------------------------------------------
PHSB Financial             1,000       1,195       1,603       2,307
====================================================================

         There can be no assurance that the Common Stock performance will continue with the same or similar trends depicted in the graph above. The Company does not make or endorse any predictions as to future stock performance.

--------------------------------------------------------------------------------
          ADDITIONAL INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Section 16(a) Beneficial Ownership Reporting Compliance

         The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities and Exchange Act of 1934, as amended. The officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required by Section 16(a) of such act to file reports of ownership and changes in beneficial ownership of the Common Stock with the Securities and Exchange Commission and Nasdaq and to provide copies of those reports to the Company. The Company is not aware of any beneficial owner, as defined under Section 16(a), of more than ten percent of its Common Stock. To the Company's knowledge, all Section 16(a) filing requirements applicable to its officers and directors were complied with during the 2003 fiscal year.

Certain Relationships and Related Transactions

         No directors, officers or their immediate family members were engaged in transactions with the Company or any subsidiary (other than a loan) involving more than $60,000 during the two years ended December 31, 2003.

         The Bank has followed the policy of offering residential mortgage loans for the financing of personal residences, share loans, and consumer loans to its officers, directors and employees. Loans are made in the ordinary course of business and also made on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2003, all loans outstanding to all directors, nominees and executive officers, and the affiliates of such persons, were current and performing in accordance with their terms.

Compensation Committee Interlocks and Insider Participation

         The Salary (Compensation) Committee consists of Directors Belas, Brooks (Chairman), Charles, Kelly, Lenox and Rowse.

         During the year ended December 31, 2003, the Company had no "interlocking" relationships in which (i) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served on the compensation committee of the Company; (ii) an executive officer of the Company served as a director of another entity, one of whose executive officers served on the compensation committee of the Company; and (iii) an executive officer of the Company served as a member of the compensation committee of another entity, one of whose executive officers served as a director of the Company.

--------------------------------------------------------------------------------
      PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

         Snodgrass was the Company's independent public accountants for the 2003 fiscal year. The Board of Directors has appointed Snodgrass to be its independent accountants for the fiscal year ending December 31, 2004, subject to ratification by the Company's stockholders. A representative of Snodgrass is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF THE APPOINTMENT OF THE ACCOUNTANTS REQUIRES THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF SNODGRASS AS THE COMPANY'S ACCOUNTANTS FOR THE 2004 FISCAL YEAR.

--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2005, all stockholder proposals must be submitted to the Secretary at the Company's office, 744 Shenango Road, Beaver Falls, Pennsylvania 15010, on or before November 22, 2004. Under the Articles of Incorporation, in order to be considered for possible action by stockholders at the 2005 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than February 21, 2005.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                    FORM 10-K
--------------------------------------------------------------------------------

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, PHSB FINANCIAL CORPORATION, 744 SHENANGO ROAD, BEAVER FALLS, PENNSYLVANIA 15010.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/John M. Rowse
                                              ----------------------------------
                                              John M. Rowse
                                              Secretary

Beaver Falls, Pennsylvania
March 22, 2004

                                                                      APPENDIX A

                           PHSB FINANCIAL CORPORATION
                             AUDIT COMMITTEE CHARTER

         The Audit Committee of the Board of Directors of PHSB Financial Corporation (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Committee is granted the authority to investigate any activity of the Company and it is empowered to retain persons having special competence as necessary to assist the Committee in fulfilling its responsibilities, including independent counsel and such other advisors as the Committee may determine to be necessary.

         The Committee is empowered to determine appropriate funding for payment of:

          o compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

          o    compensation   to  any  advisers  or  counsel   retained  by  the
               Committee; and

          o ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out their duties.

Committee Responsibilities

         The Committee shall:

          o Provide for an open avenue of communications between the independent accountants and the Board and, at least one (1) time annually, meet with the independent accountants in private session.

          o Review the qualifications and evaluate the performance of the independent accountants and be directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The independent accountants shall report directly to the Committee.

          o    Receive  on  an  annual  basis  a  written   statement  from  the
               independent accountant detailing all relationships between the independent accountant and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent accountants with respect to any disclosed relationships or services that may impact objectivity and independence of the independent accountants, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

          o Review and approve the independent accountants' annual engagement letter.

          o Review with the independent accountants (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent accountants or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls, (4) significant disputes, if any, with management and (5) cooperation received from management in the conduct of the audit.

          o Review significant accounting, reporting, regulatory or industry developments affecting the Company.

          o Review interim results with the Company's financial officer and the independent accountants prior to the public announcement of financial results and the filing of the Form 10-Q.

          o Discuss with management and the independent accountants, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

          o Discuss with the independent accountants SAS 61 matters, as may be modified or supplemented.

          o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-K.

          o Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

          o Establish and maintain procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and
               (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Committee shall furnish a letter annually to all employees of the Company and Peoples Home Savings Bank providing instructions for employees on making confidential, anonymous submission.

          o Review and, at the Committee's discretion, approve all "related party transactions" between directors, director nominees, executive officers, 5% or greater security holders, and immediate family members of such persons, on the one hand, and the Company or Peoples Home Savings Bank, on the other hand, for potential conflicts of interest.

          o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

         The Committee shall pre-approve all audit services and permissible non-audit services to be rendered by the independent auditors in accordance with
Section 10A(i) of the Securities Exchange Act of 1934. The Committee may establish written policies and procedures for the pre-approval of audit and non-audit services to be performed by the outside auditor provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Committee's responsibilities to management. The Committee may, in its discretion, delegate to one or more of committee members the authority to pre-approve audit or non-audit services to be performed by the outside auditor provided that any such approvals are presented to the full Committee at the next scheduled committee meeting.

Committee Membership

          o The membership of the Committee shall be appointed by the Boards and shall be comprised of at least three directors each of whom meets the definition of "independence" as defined by Rule 4200 of the Rules of the Nasdaq Stock Market, as may be modified or supplemented, as well as the more stringent independence requirements set forth under Rule 4350(d) of the Rules of the Nasdaq Stock Market, as may be modified or supplemented.

          o All members of the Committee shall be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement. At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Committee Meetings

         Meetings will be held as required, but no less than four (4) times a year. Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed and reassessed by the Committee annually and shall be included in the proxy at least every three years.

                                                                      APPENDIX B

                           PHSB FINANCIAL CORPORATION
                          NOMINATING COMMITTEE CHARTER

Purpose:

         Acting pursuant to Section 4.11 of Article IV of the Bylaws of PHSB Financial Corporation (the "Company"), the Board of Directors has established a Nominating Committee whose purpose is to seek and recommend to the Board qualified nominees for election or appointment to the Company's Board of Directors.

Membership:

         The Committee will consist of a minimum of two members of the Board of Directors, all of whom shall be independent directors. Applicable laws and regulations, including the regulations of the Nasdaq Stock Market, as they may be amended from time to time, will be followed in evaluating a director's independence. The members of the Committee will be appointed by and serve at the discretion of the Board of Directors.

Nomination/Appointment Policy:

         The Committee believes that it is in the best interest of the Company and its stockholders to obtain highly-qualified persons to serve as members of the Board of Directors. The Committee will seek nominees with excellent decision-making ability, business experience, personal integrity and reputation who are knowledgeable about the business activities and market areas in which the Company and its subsidiaries engage.

          The Committee's process for identifying and evaluating potential nominees will include soliciting recommendations from directors and officers of the Company and its wholly-owned subsidiary, Peoples Home Savings Bank. Additionally, the Committee will consider persons recommended by stockholders of the Company in selecting the individuals the Committee recommends to the Board for selection as the Board's nominees. The Committee will evaluate persons recommended by directors or officers of the Company or Peoples Home Savings Bank and persons recommended by stockholders in the same manner.

         To be considered in the Committee's selection of individuals the Committee recommends to the Board for selection as the Board's nominees, recommendations from stockholders must be received by the Company in writing by at least 120 days prior to the date the proxy statement for the previous year's annual meeting was first distributed to stockholders. Recommendations should identify the submitting stockholder, the person recommended for consideration and the reasons the submitting stockholder believes such person should be considered.

Responsibilities:

         The responsibilities of the Nominating Committee shall include:

          o Assisting in identifying, interviewing and recruiting individuals for selection as Board nominees for election as directors.

          o    Annually   presenting   to  the  Board  a  list  of   individuals
               recommended for selection by the Board as the Board's nominees for election at the annual meeting of stockholders.

          o Regularly reviewing and making recommendations about changes to the charter of the Nominating Committee.

          o Any other duties or responsibilities expressly delegated to the Committee by the Board from time to time.

Meetings and Reports:

         The Committee will meet at least once annually to evaluate and make a recommendation to the Board of individuals for selection as the Board's nominees for election at the annual meeting of stockholders. Additional meetings may occur as the Committee or its chair deems advisable. The committee shall keep regular minutes of the transactions of its meetings and shall cause them to be recorded in books kept for that purpose in the office of the Company.

Resources and Authority:

         The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate and approve the fees and other retention terms of special counsel and other experts or consultants as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director nominees, this authority shall be vested solely in the Committee.

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                           PHSB FINANCIAL CORPORATION
                                744 SHENANGO ROAD
                        BEAVER FALLS, PENNSYLVANIA 15010
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 22, 2004
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of the Company, or its designee, with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Chippewa Township Municipal Building, 2811 Darlington Road, Chippewa Township, Pennsylvania, on Thursday, April 22, 2004, at 9:00 a.m., local time, and at any and all adjournments thereof, as follows:


                                                   FOR     WITHHELD
                                                   ---     --------

1.       The election of directors as              |_|       |_|
         nominees  listed below  (except as
         marked to the contrary):

         Douglas K. Brooks
         Emlyn Charles

         (Instruction: To withhold authority
         to vote for any individual nominee,
         write that nominee's name on the
         space provided below)

--------------------------------------------------------------------------------

                                                   FOR     AGAINST     ABSTAIN
                                                   ---     -------     -------

2.       The ratification of the                   |_|       |_|         |_|
         appointment of S.R. Snodgrass,
         A.C. as independent accountants
         for the Company for the fiscal
         year ending December 31, 2004.


             The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITION STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of the Annual Meeting, a Proxy Statement dated March 22, 2004, and the 2003 Annual Report.


Dated:  __________________, 2004    |_|  Please check here if you plan to attend
                                         the Meeting.



----------------------------------         -------------------------------------
PRINT NAME OF STOCKHOLDER                  PRINT NAME OF STOCKHOLDER



----------------------------------         -------------------------------------
SIGNATURE OF STOCKHOLDER                   SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------